Exhibit 10.1
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND ARE DENOTED BY A TRIPLE ASTERISK (***). THE CONFIDENTIAL PORTIONS HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
THIS FIRST AMENDMENT TO DISTRIBUTION AGREEMENT (the “First Amendment”) is entered into as of this 15th day of August, 2008 (the “Amendment Date”) by and between Amphastar Pharmaceuticals, Inc., a Delaware Corporation, (“Amphastar”) and Andrx Pharmaceuticals, Inc. a Florida Corporation, d/b/a Watson Laboratories — Florida (“Watson”).
WHEREAS, Amphastar and Watson have previously entered into that certain Distribution Agreement dated May 2, 2005 (the “Agreement”) related to, among other things, Watson’s distribution of Product (as defined in the Agreement); and
WHEREAS, the parties wish to amend the Agreement as set forth below;
NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1. Amendment of Section 3.1 and 3.2.2 of the Agreement.
(a) Section 3.1 of the Agreement is hereby deleted in its entirety and replaced with the following:
“3.1 Milestones and Payments. In consideration of Seller’s grant of the exclusive distribution rights hereunder to Purchaser, Purchaser shall pay Seller the sum of $4,500,000 upon the Effective Date of this Agreement.”
(b) The fourth line of Section 3.2.2 of the Agreement is hereby amended by replacing “Section 3.1(a)” with “Section 3.1.”
2. Amendment of Sections 4.1.1 and 4.1.2 of the Agreement.
(a) The fourth line of Section 4.1.1 of the Agreement is hereby amended by replacing [***] with [***] The fifth line of Section 4.1.1 of the Agreement is hereby amended by replacing [***] with [***].
(b) The first line of Section 4.1.2 is hereby amended by replacing “third anniversary” with “first anniversary.”
3. Amendment of Section 4.2.1(a) of the Agreement.
Section 4.2.1(a) of the Agreement is hereby amended by replacing “60%” with [***]
*** Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4. Amendment of Section 5.1 of the Agreement.
Section 5.1 of the Agreement is hereby deleted in its entirety and replaced with the following section 5.1:
“5.1 Initial Purchase Order; Launch Quantities. Within ten (10) days of the Amendment Date, Purchaser shall deliver to Seller an initial binding order (the “Initial Purchase Order”) for [***] units of Product (the “Launch Quantities”) required for Purchaser’s commercial launch of the Product consistent with Purchaser’s then current Forecast. Subject to the terms of this Agreement , Seller shall supply the Launch Quantities to Purchaser within [***] days of Seller’s receipt of final FDA approval of the Product ANDA. Seller shall thereafter use Commercially Reasonable Efforts to supply Purchaser such additional quantities of the Product as ordered by Purchaser hereunder pursuant to Section 5.3. All Launch Quantities shall have at least [***] of expiry dating remaining on such Products at the time of delivery to Purchaser. In order to ensure adequate inventory to timely deliver Purchaser’s anticipated needs for Launch Quantities, upon receipt of the Initial Purchase Order Seller shall promptly commence manufacture of [***] units of Product in such dosage strengths as requested by Purchaser (the “New Manufactured Lots”). Seller shall promptly notify Purchaser when it commences manufacture of the New Manufactured Lots and provide Purchaser with the lot numbers for all units of Product in the New Manufactured Lots. If, prior to delivery to Purchaser, a portion of the New Manufactured Lots possess less than [***] of expiry dating remaining on such Products, Purchaser shall reimburse Seller [***] for each unit of Product in the New Manufactured Lots that possess less than [***] of expiry dating.”
5. Amendment of Section 5.6.1 of the Agreement.
Section 5.6.1 of the Agreement is hereby deleted in its entirety and replaced with the following new section 5.6.1:
“5.6.1 Notwithstanding anything herein to the contrary or anything to the contrary in any Purchase Order or Forecast, Seller shall not be obligated to supply Purchaser (regardless of amounts ordered by Purchaser), more than the Maximum Annual Product Units and, if applicable, the Quarterly Adjustment (as defined below) during a twelve month period measured from the date of First Commercial Sale and on each anniversary of the First Commercial Sale. Without limiting the generality of the foregoing, any Purchase Order or Forecast submitted by Purchaser hereunder for more than the Maximum Annual Product Units and, if applicable, the Quarterly Adjustment shall, to the extent of the excess, be deemed rejected by Seller, unless expressly accepted by Seller in writing.
*** Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     “As used herein, “Maximum Annual Product Units” shall mean:
     “For the first [***] following First Commercial Sale: [***] Units of Product, to be delivered to Purchaser as follows: [***] following First Commercial Sale; [***] following First Commercial Sale; and [***] following First Commercial Sale.
     “For each annual period commencing on the [***] anniversary and each subsequent annual anniversary of the First Commercial Sale, [***] Units of Product, to be delivered at the rate of [***] Units of Product per [***].
     “Subject to the foregoing provisions of this Section 5.6.1, commencing with the end of the [***] calendar quarter following First Commercial Sale, in the event Amphastar sells more than [***] Units of Product (including sales to Purchaser and any other Person) in any calendar quarter, as measured by [***] or a comparable, independent third party reporting agency, Amphastar shall, at Watson’s request, increase its supply of Product to Watson in the immediately following calendar quarter by up to the same percentage increase (the “Quarterly Adjustment”) by which Amphastar exceeded [***] total Units of Product sold; provided that, Amphastar shall have no obligation to supply Watson in any calendar quarter with any Product in excess of [***] of the total combined units of Product, Lovenox® brand product, Authorized Generic Product and Competitive Product sold to Purchaser Customers (collectively, the “Retail Market Sales”) in the immediately preceding calendar quarter. For purposes of clarification and notwithstanding anything to the contrary, if at any time the total of the Maximum Annual Product Units plus the then applicable Quarterly Adjustment exceeds [***] of the Retail Market Sales in the immediate preceding calendar quarter (the “Supply Limit”), Amphastar shall have no obligation to supply Purchaser with any Product in excess of the Supply Limit.
     “From time to time, should Seller have additional manufacturing capacity to permit it to supply Products in excess of the Supply Limit, Purchaser may request and Seller shall reasonably consider Purchaser’s request to purchase additional Product quantities in excess of the Supply Limit; provided that, neither party shall have any obligation to agree to any increase of Product quantities in excess of the Supply Limit.”
6. Scope of Amendment. Except as expressly and specifically amended hereby, all other provisions, terms and conditions of the Agreement shall remain unchanged and in full force and effect.
7. Counterparts. This First Amendment may be executed in several counterparts, each of which shall be deemed and original, but all of which together shall constitute one
*** Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

and the same instrument. Signatures delivered via facsimile or other electronic means shall have the full force of an original signature.
8. Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings as defined in the Agreement.
IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this First Amendment as of the date first written above.

AMPHASTAR PHARMACEUTICALS, INC.

By:	/s/ John Weber

Name:	John Weber
Title:	C.F.O.

ANDRX PHARMACEUTICALS, INC.,
d/b/a WATSON LABORATORIES — FLORIDA

By:	/s/ Thomas R. Russillo

Name:	Thomas R Russillo
Title:	EVP and President, Generics Division
*** Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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